UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2020

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of principal executive offices)

(702) 323-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 25, 2020, Cannae Holdings, Inc. (the “Company,” “Cannae” or “it”) filed an Amendment No. 1 to its Annual Report on Form 10-K/A (the “Form 10-K Amendment”) with respect to the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Form 10-K”). The Form 10-K Amendment updated the list of Exhibits in Item 15 of Part IV of the Form 10-K to include the financial statements of the Company’s affiliate, Star Parent, L.P. (“Star Parent”), pursuant to Rule 3-09 of Regulation S-X, and the auditor’s consent with respect to the reports related to Star Parent’s financial statements. This Current Report on Form 8-K amends the Exhibit 23.3 filed with the Form 10-K Amendment to include a revised auditor’s consent with respect to the reports related to Star Parent’s financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
23.3	Consent of KPMG LLP with respect to reports related to Star Parent, L.P.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.

Date: June 10, 2020	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel, and Corporate Secretary